UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

TOUCHMARK BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	20-8746061
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

3740 Davinci Court, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:   None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.    ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    ☒

Securities Act registration statement file number to which this form relates: Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.01 par value per share

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant’s Securities to be Registered.

The description of the Registrant’s securities to be registered is contained in the Registrant’s Registration Statement on Form SB-2/A, as declared effective by the Securities and Exchange Commission on August 31, 2007 (File No. 333-143840), and is hereby incorporated herein by reference.

Item 2.	Exhibits.

3.1	Articles of Incorporation (incorporated by reference to the Registration Statement on Form SB-2, File No. 333-143840).

3.2	Articles of Amendment to the Company’s Articles of Incorporation (incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form SB-2, File No. 333-143840).

3.3	Bylaws (incorporated by reference to the Registration Statement on Form SB-2, File No. 333-143840).

4.1	Form of certificate of common stock (incorporated by reference to the Registration Statement on Form SB-2, File No. 333-143840).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

TOUCHMARK BANCSHARES, INC.

Date: April 30, 2009	By:	/s/ William R. Short
	Name:	William R. Short
	Title:	President and Chief Executive Officer